Statement of Additional Information Supplement

John Hancock Funds III

John Hancock Disciplined Value Mid Cap Fund (the fund)

Supplement dated December 30, 2022 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective January 1, 2023 (the Effective Date), Timothy P. Collard will be added as a portfolio manager of the fund. As of the Effective Date, Timothy P. Collard, Joseph F. Feeney, Jr., CFA, and Steven L. Pollack, CFA, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the Effective Date, the disclosure under “APPENDIX B - PORTFOLIO MANAGER INFORMATION” applicable to Boston Partners Global Investors, Inc. (“Boston Partners”) as the subadvisor of the fund, as it specifically relates to the fund’s portfolio managers, is amended and supplemented as follows to add the portfolio manager information for Timothy P. Collard.

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at Boston Partners who are jointly and primarily responsible for the day-to-day management of the fund’s portfolio as of the Effective Date.

Fund	Portfolio Managers
Disciplined Value Mid Cap Fund	Timothy P. Collard, Joseph F. Feeney, Jr. CFA and Steven L. Pollack, CFA

The following table provides information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the fund he or she manages and similarly managed accounts.

The following table provides information as of November 30, 2022:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Timothy P. Collard	5	$23,410	1	$779	44	$4,960

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Timothy P. Collard	0	0	0	0	1	$29

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of November 30, 2022. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and

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(ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. The portfolio manager’s ownership of fund shares is stated in the footnote that follows the table.

Name	Dollar Range of Shares Owned
Timothy P. Collard[1]	none

1As of November 30, 2022, Timothy P. Collard did not beneficially own any shares of the fund.

You should read this Supplement in conjunction with the SAI and retain it for your future reference.